UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2005

Merrill Lynch Mortgage Investors, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-127233 (Commission File Number)	13-3416059 (IRS Employer Identification No.)
250 Vesey Street, 4 World Financial Center, 28th Floor, New York, New York (Address of principal executive offices)	10080 (Zip Code)

Registrant's telephone number, including area code 212-449-0357

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-SL3, which was made on December 27, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.05 of the Pooling and Servicing Agreement for the distribution on December 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF MERRILL LYNCH MORTGAGE INVESTORS, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: January 3, 2006
Merrill Lynch Mortgage Investors Trust
Mortgage Loan Asset-Backed Certificates
Series 2005-SL3
ABN AMRO Acct: 723130.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
30-Nov-05
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
David Ratner 714.259.6251
david.ratner@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Other Related Information
Page 2-3

Rating Information

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
MLMI5SL3
MLMI5SL3_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
10-Nov-05
25-Nov-05
25-Jul-36
Parties to The Transaction
Issuer: Merrill Lynch & Company- Asset Backed Sec. Group
Depositor: Merrill Lynch Mortgage Investors Inc.
Underwriter: Merrill Lynch & Company- Asset Backed Sec. Group
Master Servicer: Wilshire Credit Corporation
Rating Agency: Moody's Investors Service, Inc./Fitch/Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
www.etrustee.net

23-Dec-2005 - 14:50 (Y461-Y476) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
9.841859%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
30-Nov-05
Merrill Lynch Mortgage Investors Trust
Mortgage Loan Asset-Backed Certificates
Series 2005-SL3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
223
Bond Payments
Statement Date:
ABN AMRO Acct: 723130.1
953.404233148
42.785298070
0.000000000
910.618935078
3.748997308
4.6087500000%
0.00
0.00
0.000000000
4.4237500000%
0.000000000
59020UK38
A-1
131,127,000.00
5,610,307.78
0.00
119,406,729.10
491,594.77
125,017,036.88
941.755513527
53.481418657
0.000000000
888.274094869
4.211452213
Fixed
0.00
0.00
0.000000000
5.3663000000%
0.000000000
59020UN68
A-2A
104,902,000.00
5,610,307.78
0.00
93,181,729.10
441,789.76
98,792,036.88
1000.000000000
0.000000000
0.000000000
1000.000000000
4.475333460
Fixed
0.00
0.00
0.000000000
5.3704000000%
0.000000000
59020UN76
A-2B
26,225,000.00
0.00
0.00
26,225,000.00
117,365.62
26,225,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.136666772
4.8387500000%
0.00
0.00
0.000000000
4.6537500000%
0.000000000
59020UK46
M-1
31,771,000.00
0.00
0.00
31,771,000.00
131,426.04
31,771,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.323333462
5.0487500000%
0.00
0.00
0.000000000
4.8637500000%
0.000000000
59020UK53
M-2
25,943,000.00
0.00
0.00
25,943,000.00
112,160.24
25,943,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.794444736
5.5787500000%
0.00
0.00
0.000000000
5.3937500000%
0.000000000
59020UK61
B-1
15,227,000.00
0.00
0.00
15,227,000.00
73,005.01
15,227,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.105556251
5.9287500000%
0.00
0.00
0.000000000
5.7437500000%
0.000000000
59020UK79
B-2
6,391,000.00
0.00
0.00
6,391,000.00
32,629.61
6,391,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.638889247
6.5287500000%
0.00
0.00
0.000000000
6.3437500000%
0.000000000
59020UK87
B-3
6,203,000.00
0.00
0.00
6,203,000.00
34,978.03
6,203,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
7.505556110
8.6287500000%
0.00
0.00
0.000000000
8.4437500000%
0.000000000
59020UK95/U5910EFV1
B-4
6,015,000.00
0.00
0.00
6,015,000.00
45,145.92
6,015,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
7.505555950
8.6287500000%
0.00
0.00
0.000000000
8.4437500000%
0.000000000
59020UL29/U5910EFW9
B-5
5,639,000.00
0.00
0.00
5,639,000.00
42,323.83
5,639,000.00
1114.131711487
0.000000000
0.000000000
1192.674218413
0.000000000
1,299,748.49
)
(24,453.69
)
(1.477712135
N/A
78.542506926
59020UP25
C
16,548,344.85
0.00
0.00
19,736,784.26
0.00
18,437,035.77
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
N/A
0.00
0.00
0.000000000
N/A
0.000000000
59020UN84
R
100.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSY461
LTR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
1,299,748.49
)
(24,453.69
375,991,444.85
365,660,109.53
12,743,034.39
Total
355,739,242.46
11,220,615.56
0.00
1,522,418.83
23-Dec-2005 - 14:50 (Y461-Y476) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
9.841859%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
30-Nov-05
Merrill Lynch Mortgage Investors Trust
Mortgage Loan Asset-Backed Certificates
Series 2005-SL3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
223
Bond Payments
Statement Date:
ABN AMRO Acct: 723130.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
100,889.75
0.000000000
N/A
0.000000000
59020UN92
P
0.00
0.00
0.00
0.00
100,889.75
0.00
Total P&I Payment
0.00
100,889.75
0.00
0.00
100,889.75
Total
0.00
0.00
0.00
100,889.75
23-Dec-2005 - 14:50 (Y461-Y476) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Merrill Lynch Mortgage Investors Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
30-Nov-05
Mortgage Loan Asset-Backed Certificates
Series 2005-SL3
ABN AMRO Acct: 723130.1
Statement Date:
Cash Reconciliation Summary
118
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
2,945,527.40
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
214,912.65
111,425.98
9,251,507.19
)
(539.78
321,090.67
0.00
12,843,924.11
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
365,660,109.52
214,912.65
9,362,933.17
0.00
21,930.57
321,090.67
355,739,242.46
7,921
191
1
5
7,724
138,960.51
Extra Principal
Trigger Event
No
1,322,218.85
11,220,615.56
Overcollateralization Amt
19,736,784.26
Less Extra Principal
Remittance Interest
)
(1,322,218.85
1,623,308.55
0.00
11,005,702.91
Less Mod Losses
Interest Due Trust
Total Trustee Fees
0.00
2,945,527.40
Total Fees
138,960.51
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.90
0
0.00
0.00
LPMI Fees
0.00
0.00
0.00
Current Prepayment Charges
100,889.75
Cumulative Prepayment Charges
226,468.16
51

23-Dec-2005 - 14:50 (Y461-Y476) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Investors Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
30-Nov-05
Mortgage Loan Asset-Backed Certificates
Series 2005-SL3
ABN AMRO Acct: 723130.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Floating Rate
Certificate
Carryover
Remaining Floating
Rate Certificate
Carryover
Current Floating
Rate Certificate
Carryover
0.00
0.00
0.00
No
0.00
0.00
A-1
Act/360
32
491,594.77
0.00
491,594.77
491,594.77
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
A-2A
30/360
30
441,789.76
0.00
441,789.76
441,789.76
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
A-2B
30/360
30
117,365.62
0.00
117,365.62
117,365.62
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-1
Act/360
32
131,426.04
0.00
131,426.04
131,426.04
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-2
Act/360
32
112,160.24
0.00
112,160.24
112,160.24
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
B-1
Act/360
32
73,005.01
0.00
73,005.01
73,005.01
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
B-2
Act/360
32
32,629.61
0.00
32,629.61
32,629.61
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
B-3
Act/360
32
34,978.03
0.00
34,978.03
34,978.03
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
B-4
Act/360
32
45,145.92
0.00
45,145.92
45,145.92
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
B-5
Act/360
32
42,323.83
0.00
42,323.83
42,323.83
0.00
0.00
0.00
0.00
24,453.68
0.00
No
0.00
0.00
C
30/360
30
1,324,202.18
0.00
24,453.68
0.00
24,453.68
0.00
0.00
2,846,621.01
0.00
0.00
0.00
0.00
24,453.68
1,546,872.51
1,522,418.83
24,453.68
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Dec-2005 - 14:50 (Y461-Y476) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Merrill Lynch Mortgage Investors Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
30-Nov-05
Mortgage Loan Asset-Backed Certificates
Series 2005-SL3
ABN AMRO Acct: 723130.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
5.00
1.00
A-1
30.25%
32.87%
7/25/2036
119,406,729.10
0.00
0.00
125,017,036.88
131,127,000.00
107,460.36
0.00
0.00
661,109.43
4,841,737.99
A-2A
30.25%
32.87%
7/25/2036
93,181,729.10
0.00
0.00
98,792,036.88
104,902,000.00
107,460.36
0.00
0.00
661,109.43
4,841,737.99
A-2B
30.25%
32.87%
7/25/2036
26,225,000.00
0.00
0.00
26,225,000.00
26,225,000.00
0.00
0.00
0.00
0.00
0.00
M-1
21.80%
23.94%
7/25/2036
31,771,000.00
0.00
0.00
31,771,000.00
31,771,000.00
0.00
0.00
0.00
0.00
0.00
M-2
14.90%
16.64%
7/25/2036
25,943,000.00
0.00
0.00
25,943,000.00
25,943,000.00
0.00
0.00
0.00
0.00
0.00
B-1
10.85%
12.36%
7/25/2036
15,227,000.00
0.00
0.00
15,227,000.00
15,227,000.00
0.00
0.00
0.00
0.00
0.00
B-2
9.15%
10.57%
7/25/2036
6,391,000.00
0.00
0.00
6,391,000.00
6,391,000.00
0.00
0.00
0.00
0.00
0.00
B-3
7.50%
8.82%
7/25/2036
6,203,000.00
0.00
0.00
6,203,000.00
6,203,000.00
0.00
0.00
0.00
0.00
0.00
B-4
5.90%
7.13%
7/25/2036
6,015,000.00
0.00
0.00
6,015,000.00
6,015,000.00
0.00
0.00
0.00
0.00
0.00
B-5
4.40%
5.55%
7/25/2036
5,639,000.00
0.00
0.00
5,639,000.00
5,639,000.00
0.00
0.00
0.00
0.00
0.00
C
0.00%
0.00%
7/25/2036
19,736,784.26
0.00
0.00
18,437,035.77
16,548,344.85
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
214,920.72
0.00
9,683,475.99
1,322,218.85
375,991,344.85
355,739,242.46
365,660,109.53
23-Dec-2005 - 14:50 (Y461-Y476) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Merrill Lynch Mortgage Investors Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
30-Nov-05
Mortgage Loan Asset-Backed Certificates
Series 2005-SL3
ABN AMRO Acct: 723130.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
1,020.50
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
754.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
1,983.33
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
100,889.75
100,889.75
Total Excess Allocated to the Bonds
98,906.42
)
(1,983.33
Aggregate Interest Adjustment Allocated to the Bonds
0.00
100,889.75
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
208.83
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

23-Dec-2005 - 14:50 (Y461-Y476) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Investors Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
30-Nov-05
Mortgage Loan Asset-Backed Certificates
Series 2005-SL3
ABN AMRO Acct: 723130.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
1.67%
1.63%
0.76%
0.84%
28
0.36%
1,359,524
0.38%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
129
5,810,191
59
2,994,056
0
0
0
0
7,508
345,575,471
97.20%
97.14%
1.46%
1.48%
0.57%
0.56%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Nov-05
116
5,408,223
45
2,030,314
0
0
0
0
7,760
358,221,573
97.97%
97.97%

23-Dec-2005 - 14:50 (Y461-Y476) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Investors Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
30-Nov-05
Mortgage Loan Asset-Backed Certificates
Series 2005-SL3
ABN AMRO Acct: 723130.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Nov-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 14:50 (Y461-Y476) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Investors Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
30-Nov-05
Mortgage Loan Asset-Backed Certificates
Series 2005-SL3
ABN AMRO Acct: 723130.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Dec-05
7,724
95.05%
355,739,242
94.61%
2.47%
2.62%
1
0.01%
22,470
0.01%
223
9.84%
9.34%
196
9,572,598
0.00
0.00
0.00
(539.78)
25-Nov-05
7,921
97.48%
365,660,110
97.25%
2.52%
2.66%
0
0.00%
0
0.00%
224
9.85%
9.35%
205
9,995,403
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 14:50 (Y461-Y476) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Investors Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
30-Nov-05
Mortgage Loan Asset-Backed Certificates
Series 2005-SL3
ABN AMRO Acct: 723130.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
200512
958066
21,930.57
0.00
0.00
)
(539.78
22,470.35
0.00%
(2.46%)
Not Avail.
Not Avail.
21,930.57
0.00
0.00
)
(539.78
22,470.35
21,930.57
22,470.35
)
(539.78
0.00
0.00
Current Total
Cumulative
23-Dec-2005 - 14:50 (Y461-Y476) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Merrill Lynch Mortgage Investors Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
30-Nov-05
Mortgage Loan Asset-Backed Certificates
Series 2005-SL3
ABN AMRO Acct: 723130.1
Loans Subject to the Soldier's and Sailor's Relief Act
Statement Date:
Disclousre
Control #
Beginning
Balance
Scheduled
Principal
Unscheduled
Principal
Loan
Rate
P&I
Amount
Scheduled
Interest
Interest
Remitted
S&S Interest
Shortfall
Ending
Balance
959097
52,756.94
55.11
0.00
52,701.83
%
10.75
527.72
472.61
263.78
208.83
52,756.94
55.11
0.00
52,701.83
527.72
472.61
263.78
208.83
Total

23-Dec-2005 - 14:50 (Y461-Y476) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Investors Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
30-Nov-05
Mortgage Loan Asset-Backed Certificates
Series 2005-SL3
ABN AMRO Acct: 723130.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
59020UK38
AAA
Aaa
AAA
A-2A
59020UN68
AAA
Aaa
AAA
A-2B
59020UN76
AAA
Aaa
AAA
M-1
59020UK46
AA
Aa2
AA
M-2
59020UK53
A
A2
A
B-1
59020UK61
BBB+
Baa1
BBB+
B-2
59020UK79
BBB
Baa2
BBB
B-3
59020UK87
BBB-
Baa3
BBB-
B-4
59020UK95
BB+
Ba1
BB+
B-5
59020UL29
BB
Ba2
BB
C
59020UP25
NR
NR
NR
P
59020UN92
NR
NR
NR

23-Dec-2005 - 14:50 (Y461-Y476) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.